Real solutions. Right now.

Safe Harbor Statement

            This presentation may contain "forward-looking“
statements as that term is defined in the Private
Securities Litigation Reform Act of 1995. A
number of factors could cause SiriCOMM’s actual
results to differ from anticipated results
expressed in such forward-looking statements.
Such factors are addressed in SiriCOMM’ s filings
with the Securities and Exchange Commission
(available at www.sec.gov). SiriCOMM assumes
no obligation to update any forward-looking
statements.

Company Overview

Application service provider operating proprietary
nationwide network

Serves the $500 billion commercial trucking market

Connects central office to remote workers (truck drivers)

Transfers critical operating information

Drivers’ daily entry (logbook, freight bills, et al)

Maintenance

Fuel costs and conservation

Accounts receivable management

Services industry with network specifically designed for
highway market

Basic and Fully Diluted Shares Outstanding (7/22) 20,073,950 / 27,034,023

Key Company Facts

Qtr Burn Rate (current / projected)          $843,000  /  $515,000

Insider Ownership Shares                                                                   49.9% of fully diluted

Cash (7/22/05)                                                                   $1,750,000

Accounting Firm                        BKD, LLP

Fiscal Year    September 30

Full-time Employees        15

Institutional Ownership Shares                 N/A

Debt  (7/22/05)                               $429,000

Volume (daily 90-day average)                     3,060

Market Cap (7/22/05)                                    $34,125,715

Float                                            5,000,914

Stock Price (7/19/05) and 52-Week Range                           $1.70 / $4.50 to $1.35

Symbol                                                           SIRC.OB (OTC BB)

Management and Board

MANAGEMENT

Hank Hoffman, CEO, President and Chairman

Kory Dillman-  EVP - Chief Technology Officer

David Mendez- EVP- Sales and Marketing

Richard Iler- EVP- Chief Financial Officer

BOARD of DIRECTORS

Hank Hoffman                               Terry Thompson

Kory Dillman                                    William Moore

David Mendez                               Richard Iler

SiriCOMM Significant Events

2000

SiriCOMM was founded in April

2002

Completed reverse merger in November

2004

Signed exclusive network access agreement with Idling Solutions, LLC.

Entered five-year services agreement with ViaSat Incorporated, under which ViaSat will provide hardware, installation, and satellite access to SiriCOMM.

Installed SiriCOMM services at 260 Pilot Travel Centers, the nation’s largest travel center chain.

Executed reseller agreements with Getloaded.com and DriverTech.

2005

Launch of first revenue generating product, InTouch, in January.

Executed network access and services agreement with ACS for PrePass program.
Agreement will extend SiriCOMM Wi-Fi Hot Spot network by 250 sites.

First sale of InTouch to major fleet, includes installation of network at five company terminals

U.S. Trucking Market

$500 billion commercial trucking market

4 million trucks and drivers

Over 65% of nation’s goods moved by trucks

Growth in excess of overall economy due to constraints
of other modes of transportation

Critical industry needs not being satisfied

Technology in Trucking

Current offerings focus on constant services

Fleet monitoring and tracking (GPS)

Text based messaging

“One size fits all”

Needed real impact from information technology

Empowering drivers to become knowledge workers, not just
“meat in the seat”

Delivering measurable results by

Improving productivity           increasing safety

reducing operating costs                                 strengthening security

Enabling distance learning and career building

Love's
2.09 9
UNLEADED
2.21 9
DIESEL
Hardee's
Charbroiled Burgers

siricomm

Critical Market Needs

Highly centralized decision making with limited input
from drivers

Drivers make up a highly decentralized and mobile work
environment—120% annual turnover

Large scale built-in inefficiencies

Critical needs:

Driver recruiting & retention

Fuel cost & conservation

DOT compliance & safety

Receivables management

Variable cost measurement & management

EPA regulation compliance

SiriCOMM Solution

Patented and patent pending network and software technology

Two-way interconnectivity between drivers and operations

Value-added applications specifically designed to meet critical needs

Timely delivery of information for better back office and
over-the-road decision making

Network Advantages

Distributed network using satellite
backbone makes data available at
select locations in North America

Geographically diverse locations
(260 sites installed)

Proprietary network technology
ensures timely delivery of content
and data

Utility quality provides data network
for other vendors to hang services

Clients connect using standard Wi-Fi
devices

8-10x cost savings over conventional
networks

SiriCOMM Product Offering

IN TOUCH

Internet service provider package

Wireless connectivity at 100’s of sites for less than home DSL service

BEACON

Fleet applications suite

Driver Logs                        Job Application                         Pay Settlements

Freight Bills                        Fuel Network                              Maintenance

Saves subscriber $300 per month via:

Direct cost reductions

Intranet and back office efficiencies

PULSE

Wireless vehicle diagnostics and performance monitoring

Downtime reduction, driver improvement, and GPS tracking

IDLING SOLUTIONS

Engine idling & fuel/emissions  reduction package

Saves $8-10K per truck per year

SiriCOMM Business Proposition

In Touch (wireless ISP)

4 million commercial truck drivers, 11 million recreation
vehicle drivers, and other highway travelers

Over 11,000 invoices created to date since launch in ‘05

Represents < 0.5% of market

Average transaction amount $20

Cash Point of Sales adds 300% increase potential

Idling Solutions (fuel consumption management solution)

2.5 to 3 million truckload and private fleet trucks

$5 per truck per month subscription rate

Anticipated launch date 3rd quarter 2005

SiriCOMM Business Proposition

Pulse (wireless, remote vehicle diagnostics)

Potential 3 Million TL, LTL, and private fleet customers

$10 per subscription

Planned launch 4th Quarter 2005

Beacon (cost reduction, productivity application
suite)

2.5 to 3 Million truckload and private fleet trucks

Current network can support 250,000 subscribers

$50 per truck per month subscription rate

Planned launch 4th Quarter 2005

Value Proposition

(000's)

1.0%

1.5%

2.0%

In Touch

9,600

$

14,400

$

19,200

$

Idling Solutions

2,400

3,600

4,800

Pulse

4,800

7,200

9,600

Beacon

24,000

36,000

48,000

Total Revenue

40,800

$

61,200

$

81,600

$

SIRC Market Share

Subscriber/Revenue Detail

Sales and Marketing Strategy

Direct sales to fleets

Tens of thousands of fleets of all sizes

Sales force will concentrate on medium to large fleets

Current relationships with approximately 300 fleets

25 fleets committing to InTouch and/or Pulse

Two sales account managers now—nine by end of Year 2

Anticipate 10-15 active fleets per account manager

Value-Added Reseller (VAR) program for smaller fleets

Utilize existing OEM, distribution, associations and vendor
relationships

Quicker access to senior management

Shorter sales timeline

Increased sales success ratio

Reduced cost of sales

Expanded opportunities with VAR products, services or concepts

Pilot TRAVEL CENTERS LLC

FREIGHT AND MORE

COMMERCIAL VEHICLE SAFETY ALLIANCE CVSA

PrePass® North America's Electronic Pre-Clearance Network

MAPTUIT® THE ROADS BEST TRAVELED™

VES

siricomm

Key Industry Relationships

Idling Solutions, LLC.

Competitive Positioning

Feature              SiriCOMM         QualComm    PeopleNet

Coverage Area

Data Rates

Purpose and Uses

Equipment

Service Costs

Network of strategically
located hot spots
interconnected by
SiriCOMM proprietary
network solution

Point-to-point satellite

Cellular machine to
machine network—
determined by selected
network

up to 11 Mbps

Up to 2 kbps

Range depending on
service selected—2 kbps
up to 144 kbps

Dedicated transportation
network for productivity
applications, Web access,
email, distance learning,
etc.

Automatic vehicle location,
text messaging

GPS tracking, mobile
communications, and
onboard computing

PDA or other Wi-Fi enabled
computing device

Data terminal, keyboard,
controller computer,
antenna

Handheld and cradle,
message display, keyboard,
controller computer,
antenna

Beacon: $50 monthly
Pulse: $10 monthly
InTouch: $    6.95, daily
               $  21.99, monthly

               $189.95, yearly

Rate are negotiated,
average $50 per month to
agreed upon character limit,
and then per character
charge

Equipment Costs

Palm LifeDrive included in
monthly service fee
Pulse box: $200.00 (est.)

$1,000-2,275 plus cost of
installation *

Lease rate, range from
$69 to $89 per month per
unit *

* Source: Federal Motor Carrier Safety Administration Hazmat Safety & Security Field Operational Test, August 2004, Final Report

Variable on per-service
basis

Projections

4Q05

1Q06

2Q06

3Q06

4Q06

FY 2006

Revenue

86,000

$

324,000

$

811,000

$

1,448,000

$

2,143,750

$

4,726,750

$

General and Administrative

296,499

310,999

318,249

328,249

318,249

1,275,746

Sales & Marketing

115,038

182,805

268,924

505,384

479,482

1,436,595

Development

148,332

148,382

148,407

148,407

148,407

593,603

Infrastructure

341,454

293,229

293,229

326,604

393,354

1,306,416

Customer Support

50,731

77,363

80,778

80,778

80,778

319,697

Total Expenses

952,054

1,012,778

1,109,587

1,389,422

1,420,270

4,932,057

EBITDA

(866,054)

(688,778)

(298,587)

58,578

723,480

(205,307)

Depreciation & Amortization

153,075

177,641

177,774

200,274

245,274

800,963

Net Income

(1,019,129)

$

(866,419)

$

(476,361)

$

(141,696)

$

478,206

$

(1,006,270)

$

Capitalization

Capital raise

January 18, 2005

Proceeds of $638,000

319,000 shares of Common Stock @$2.00

319,000 warrants @ $2.40

Required registration effective May 5th with no review

April 18 and July 11, 2005

Proceeds of $1.6 mil and $0.4 mil, respectively

1,334,500 shares of Common Stock @ $1.50

1,334,500 warrants exercisable @ $2.50

$7Million invested to date

Summary

Large market with critical needs and willingness to buy

Services focus on results

Improved productivity           — Cost reductions

Increased safety                      — Strengthen security

Patent-pending network architecture and process technology

Industry relationships

Experienced management and technical team

Subscription-based model

Short path to profitability